                                                              EXHIBIT 99.906CERT

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
    -------------------------------------------------------------------------

     In connection with the shareholder report of American Century Growth Funds,
Inc. (the "Registrant") on Form N-CSR for the period ending January 31, 2008
(the "Report"), we, the undersigned, certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  March 31, 2008

                                            /s/ Jonathan S. Thomas
                                           -------------------------------------
                                           Jonathan S. Thomas
                                           President
                                           (chief executive officer)

                                           /s/ Robert J. Leach
                                           -------------------------------------
                                           Robert J. Leach
                                           Vice President, Treasurer, and
                                           Chief Financial Officer
                                           (chief financial officer)